FRANKLIN NEW YORK TAX-FREE TRUST
                            REGISTRATION STATEMENT
                                EXHIBITS INDEX

EXHIBIT NO.           DESCRIPTION                                  LOCATION

EX-99.B1(i)           Agreement and Declaration of Trust dated     *
                      July 17, 1986

EX-99.B1(ii)          Amendment to the Agreement and               *
                      Declaration of Trust dated January 22,
                      1991

EX-99.B1(iii)         Certificate of Amendment of Agreement and    *
                      Declaration of Trust dated March 21, 1995

EX-99.B2(i)           By-Laws                                      *

EX-99.B5(i)           Management Agreement between Registrant      *
                      and Franklin Advisers, Inc. dated October
                      10, 1986

EX-99.B5(ii)          Management Agreement between Registrant      *
                      on behalf of the New York Insured
                      Tax-Free Income Fund and Franklin
                      Advisers, Inc. dated April 23, 1991

EX-99.B5(iii)         Management Agreement between Registrant      *
                      on behalf of the Franklin New York
                      Intermediate-Term Tax-Free Income Fund
                      and Franklin Advisers, Inc. dated
                      September 21, 1992

EX-99.B6(i)           Amended and Restated Distribution            Attached
                      Agreement between Registrant on behalf of all Series except Franklin New York
                      Tax-Exempt Money Fund dated May 16, 1995

EX-99.B6(ii)          Amended and Restated Distribution            Attached
                      Agreement between Registrant on behalf of the Franklin New York Tax-Exempt Money
                      Fund dated March 29, 1995

EX-99.B6(iii)         Form of Dealer Agreement between Franklin    *
                      Templeton Distributors, Inc. and dealers

EX-99.B8(i)           Custodian Agreement dated April 23, 1991     *
                      between Registrant and Bank of America NT
                      & SA

EX-99.B8(ii)          Amendment to Custodian Agreement between     *
                      Registrant and Bank of America NT & SA
                      dated December 1. 1994

EX-99.B8(iii)         Master Custory Agreement between             Attached
                      Registrant and Bank of New York dated
                      February 16, 1996

EX-99.B8(iv)          Terminal Link Agreement between              Attached
                      Registrant and Bank of New York dated
                      February 16, 1996

EX-99.B8(v)            Amendment to Custodian Agreement           Attached
                       between Registrant and Bank of
                       America NT & SA dated April 12,
                       1995

EX-99.B11(i)          Consent of Independent Auditors dated        Attached
                      February 27, 1996

EX-99.B15(i)          Distribution Plan dated May 1, 1994          *

EX-99.B15(ii)         Distribution Plan dated July 1, 1993         *

EX-99.B15(iii)        Distribution Plan dated March 30, 1995       Attached

EX-99.B17(i)          Power of Attorney dated February 16, 1995    *

EX-99.B17(ii)         Certificate of Secretary dated February      *
                      16, 1995

EX-27.B(i)            Financial Data Schedule for Franklin New     Attached
                      York Tax-Exempt Money Fund

EX-27.B(ii)           Financial Data Schedule for Franklin New     Attached
                      York Insured Tax-Free Income Fund - Class
                      I

EX-27.B(iii)          Financial Data Schedule for Franklin New     Attached
                      York Insured Tax-Free Income Fund - Class
                      II

EX-27.B(iv)           Financial Data Schedule for Franklin New     Attached
                      York Intermediate-Term Tax-Free Income
                      Fund

* Incorporated by Reference